EXHIBIT 32.1

32.1     Certification of the Chief Executive Officer and Chief Financial Officer of IElement Corporation pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of IElement Corporation (the "Company") for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Susan Pursel, Chief Executive Officer and Chief Financial Officer of IElement Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2008

/s/ Susan Pursel
Susan Pursel
Chief Executive Officer

/s/ Susan Pursel
Susan Pursel
Chief Financial Officer